EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Cadus Pharmaceutical Corporation:

We consent to the use of our report incorporated herein by reference.

                                             S/KPMG Peat Marwick LLP


New York, New York
February 14, 1997